UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event report): September 21, 2021

 BioDelivery Sciences International, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-31361	35-2089858
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
4131 ParkLake Ave., Suite 225
Raleigh,	NC.		27612
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: 919-582-9050
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	BDSI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On September 21, 2021, BioDelivery Sciences International, Inc. (“the Company”) filed under seal a Motion for Order to Show Cause why Defendants Should not be Held in Contempt for Violating the Court Order of June 28, 2021 (the “Motion”). On June 28, 2021, citing the statute authorizing the Court to extend the 30-month stay under the Hatch-Waxman Act, the Court ordered Alvogen (as defined below) not to “launch” its generic product until it could reach a final decision on the merits in the case. In the Motion, the Company contends that Alvogen PB Research & Development LLC, Alvogen Malta Operations Ltd., Alvogen Pine Brook LLC, Alvogen, Inc. and Alvogen Group, Inc. (together, “Alvogen”) violated the order of the United States District Court for the District of Delaware commencing in or about August 2021 by, among other things, offering the generic product for sale through five compendia / price reporting services, including First Databank, Medi-Span (Wolters Kluwer), Red Book, Gold Standard and ScriptPro. As alleged in the Motion, after Alvogen’s product launch, certain payers began declining insurance coverage for the Company’s brand BELBUCA and directing use of Alvogen’s generic substitute and/or made it more difficult for patients to obtain insurance coverage for BELBUCA, and thereby damaged the Company. In addition to filing the Motion, the Company demanded that Alvogen withdraw its compendia listings. Alvogen claims to have withdrawn its compendia product listings on or about September 9, 2021.

While the Company continues to evaluate the longer term impact on its business of Alvogen’s conduct, as alleged in the Motion, the Company currently believes that net revenues for the quarter ended September 30, 2021 will be in a range of $38 million to $42 million. The Company remains confident in the validity of its Orange Book patents listed for BELBUCA and will continue to vigorously defend its patent rights.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 21, 2021	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Mary Theresa Coelho
	Name:	Mary Theresa Coelho
	Title:	Executive Vice President, Chief Financial Officer and Treasurer